                                                                    EXHIBIT 23.7
                      [LETTERHEAD OF ARTHUR ANDERSEN LLP]




                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation by reference in this registration statement on Form S-3 of our report dated February 27, 1997 included in Grand Prix Association of Long Beach, Inc.'s Form 10-KSB for the period ended November 30, 1996 and to all references to our Firm included in this registration statement.

                                             /s/ Arthur Andersen LLP
                                            ------------------------
                                            ARTHUR ANDERSEN LLP

Los Angeles, California
February 23, 1998